March 5, 2019

DBX ETF TRUST

Xtrackers FTSE Developed ex US Comprehensive Factor ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information dated December 28, 2018, as may be supplemented from time to time

Effective immediately, DBX Advisors LLC (the “Adviser”) has approved a fee waiver arrangement for the Fund. Accordingly, effective immediately, the Statement of Additional Information for the Fund is revised as follows:

The following paragraph is added to the section of the Statement of Additional Information entitled “Investment Advisory, Administrative and Distribution Services—Investment Adviser”:

With respect to Xtrackers FTSE Developed ex US Comprehensive Factor ETF, the Adviser has contractually agreed, until March, 2020, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.24% of the Fund’s average daily net assets. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

Please retain this supplement for future reference.